Adamant DRI Processing and Minerals Group

(ADMG – OTCQB)

Investor Presentation

July 2017

FORWARD LOOKING STATEMENT

The foregoing information has been provided by Adamant DRI Processing & Minerals Group ("Adamant DRI"). None of this information may be distributed to the press or other media or reproduced or redistributed in the whole or in part in any form at any time.

The foregoing information contains forward-looking statements and estimates with respect to the future operations and performance of Adamant DRI and its affiliates intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. The forward-looking statements are made only as of the date of this presentation and Adamant DRI is under no duty to update any of the forward-looking statements after this date to conform such statements to actual results or developments or to reflect the occurrence of anticipated results or otherwise. Readers are cautioned that forward-looking statements are subject to various assumptions, risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Adamant DRI. Such assumptions, risks and uncertainties could cause actual results and developments to differ materially from those expressed in or implied by the forward-looking statements.

The information in the Presentation, which does not purport to be comprehensive, may be subject to updates, completion, revision and amendment, and such information may change materially without notice. No representation or warranty, expressed or implied, is or will be made, and no responsibility or liability is or will be accepted by Adamant DRI or by any of its officers, employees or agents as to or in relation to the accuracy or completeness of the foregoing information or any other written or oral information made available to any interested party or his/its advisers and any liability therefore is hereby expressly disclaimed.

COMPANY OVERVIEW

- **Adamant DRI Processing and Minerals Group** ("ADMG" "Company") is a producer, processor and distributor of direct reduced iron (DRI) feedstock (aka sponge iron) and affiliated iron concentrates, fines and pellets to various segments of China's steel making industry including SOEs and middle-market businesses
- Production in heart of Hebei Province, now deemed the largest iron and steel making region in the world
- Since its July 2014 reverse merger, business conducted via its 1) variable interest entity Zhuolu Jinxin Mining Co. (China Jinxin) and 2) wholly-owned subsidiary, Haixing Huaxin Mining Industry Co., Ltd. (China Huaxin) acquired in January 2014
- Following regulatory-driven 2 year retooling and production overhaul (2015-2017), low cost LNG and advanced reduction rotary kiln technologies now utilized to more efficiently produce 800,000 metric tons of high grade DRI (>90% metallic iron content)
- Since 2011, >$35 million in capex investments, $2.5 million since 2015 for overhaul and production trials.

STOCK PROFILE

TICKER:	ADMG-OTCQB-$0.35
MARKET CAP:	$19 million
SHARES OUT:	66.7 million
FLOAT:	6.7 million
52-WK RANGE:	$0.10 - $1.00
SHAREHOLDERS:	>300 - 80% insiders

PROFESSIONAL SERVICES

PCAOB AUDITOR:	MJF Associates (CA-based)
SEC COUNSEL:	Eaton & Van Winkle LLP (NY-based)
TRANSFER AGENT:	Securities Transfer Corporation
CONTACTS:	Email: IR@adamant-dri.com URL: www.adamant-dri.com Twitter: @AdamantDRI_ADMG
HEADQUARTERS:	**Chunshogou Luanzhuang, Zhuolu County, Zhangjiakou, Hebei Province China 075600**

IDEAL GEOGRAPHIC LOCATION


RUSSIA
KAZAKHSTAN
MONGOLIA
Heilongjiang
Jilin
Liaoning
Beijing
NORTH KOREA
SOUTH KOREA
Tianjin
Hebei
Shandong
Shanxi
Inner Mongolia Autonomous Region
Gansu
Xinjiang Uyghur Autonomous Region
PAKISTAN
Ningxia Hui Autonomous Region
Qinghai
Shaanxi
Henan
Jiangsu
Shanghai
Tibet Autonomous Region
CHINA
Anhui
Hubei
Zhejiang
NEPAL
BHUTAN
Sichuan
Chongqing
Hunan
Jiangxi
Fujian
Guizhou
INDIA
BANGLADESH
Yunnan
Guangxi Zhuang Autonomous Region
Guangdong
TAIWAN
MYANMAR
LAO
Hainan
VIETNAM
THAILAND
PHILIPPINES

HEBEI PROVINCE

- ✓ Population: 74 million
- ✓ 2016 GDP: $500+ billion USD
- ✓ 3.9% unemployment rate
- ✓ One of world's largest iron/steel sector
- ✓ Massive iron-ore reserves
- ✓ Business friendly Economic Zones
- ✓ New Hebei Economic Zone-Xiogan
- ✓ Key transportation & port hub
- ✓ Close proximity to Beijing & Tianjin

Major cities: *Zhangjiakou, Handan, Tangshan, Baoding, Shiziazhuang, Qinhuandgdao*

Other key industries: *coal, engineering, chemicals, oil, textiles, ceramics, food (50%+ of Hebei Province GDP)*

KEY HIGHLIGHTS

Adamant DRI
Processing And Minerals Group

Regionally Well-positioned DRI Producer in China

- High growth story & turn-around situation participating in China's under-penetrated/fragmented DRI/iron concentrate segment of steel sector
- DRI benefits: lower operating/permitting costs, yields grade product with less impurities, lower emissions, greater flexibility
- 40 yr. historical DRI CAGR of 9%
- China's DRI/iron ore concentrate sectors growing 7% - steelmaking growing at 6% annually- world's fastest
- June 2017, received first substantial order of $5 million since relaunch
- Relaunched 1Q17 following 2-yr overhaul - coal to LNG conversion and implementation of rotary kiln technology
- Compliant with strict industry transforming environmental regulation
- Strong relationship with Dagang Oilfields-China's largest onshore gas field w/ proximity to major hubs for supply & delivery costs advantages
- 2017 revenue guidance of $16-20 million revenue- $40-45 million in 2018

TARGETS & GUIDANCE:

Production	Potential Sales	Gross Margin	Operating Margin	Customers
2017: 170-190,000 tons	$20-25 million	15%	-	3
2018: 270-300,000 tons	$40-45 million	25%	6%	12
2019: 390-410,000 tons	$70-75 million	28%	10%	18
2020: 460-500,000 tons	$90-95 million	30%	12%	25

BACKGROUND






WHAT IS DRI?

Adamant DRI
Processing And Minerals Group

- **Reduced iron** derives its name from the chemical change that iron ore undergoes when it is heated in a furnace at high temperatures in the presence of hydrocarbon-rich gasses.
- **Direct reduction** refers to processes which reduce iron oxides to metallic iron below the melting point of iron.
- The product of such solid state processes are called **Direct Reduced Iron or DRI**
- DRI technologies have been used globally since the 1960s to address steelmaking inefficiencies
- DRI production grew at 30 year historical CAGR of 8% and is projected to increase at 5 year CAGR of 9%

KEY BENEFITS:

- Low cost iron ore with electric arc furnace vs capital intensive alternatives
- DRI for every application - higher quality, less impure feedstock/product
- CO2 gases absorbed and resold to bottlers or oilfields as revenue source
- Margins driven by abundance of natural gas at low prices

MACRO DRIVERS:

- Annual global DRI production to increase from 95 million in 2016 to 125 million tons by 2020
- In recent May 2017, global DRI rose 8.5%, boosted by Indian/Persian Gulf imports of iron ore pellets, according to World Steel Association
- DRI deemed a more compelling alternative to conventional iron ore methods due to lower capex and suitability to local raw material resources
- Nearly all industry observers and researchers bullish on DRI as cleaner and lower cost alternative for electric arc furnaces

IRON ORE REMAINS CRITICAL:

- 98% of global supply is used in steelmaking & infrastructure
- Composed of iron and oxygen (iron oxides)-mixed with gangue or impurities
- Sufficient level of iron minerals that can be mined economically
- Used as lump ore or concentrate converted into pellets, sinter, graded based on diameter
- Comes in magnetite, hematite, limonite, siderite, goethite, pyrite, chamosite or greenalite

DRI & STEEL MAKING VALUE-CHAIN


IRON ORE
DRI PROCESS
Lump Ore
Fine Ore
Lump & Fine Ore
sinter
coal
pellets
coke
blast furnace
coal, oil
or gas
blast
O2
hot metal
oxygen
scrap
O2-converter
pre-reduction
coal
O2
smelting
reduction
(Corex/Finex)
hot metal
scrap
oxygen
O2-converter
Lump Ore
Fine Ore
pellets
scrap
coal
direct
reduction
natural gas,
oil
natural gas
shaft furnace
rotary kiln furnace
fluidized bed
DRI
scrap
electric arc furnace
STEEL

* See recent 10K filing for further reference

PRODUCTION OVERHAUL (2015-2017)

Adamant DRI
Processing And Minerals Group

Brief History:

- *Beginning in 2008 and in response to environmental restrictions, thousands of Chinese iron and steel producers shuttered or transitioned to mining*
- *Hundreds of minors across Hebei Province and thousands across China were adversely impacted*
- *Environmental restrictions imposed on coal fired technologies, particularly on mining operators, iron and steel producers stymied ADMG from generating more than nominal revenue over 2-3 year period*

Management Initiatives Since 2015 & 1Q17 Re-launch

✓ 2-year retooling effort began in 2015 and was spearheaded by Dr. Ti Chang Sun, professor of mineral processing engineering at the University of Science and Technology Beijing, a leading authority on China steel manufacturing

✓ During this period and despite market uncertainty, ADMG remained fully committed to advancing key strategic initiatives, keeping current with the SEC and making key investments to meet heightened regulatory standards

✓ From its roots as an iron ore mining business, the Company moved up the food chain to become a low emission producer of high purity DRI and concentrates versus its competitors that pushed further into mining

✓ The Company made a $2.5 million investment at Jinxin and Huaxin facilities including 1) power source conversion from coal to LNG, which produces higher quality DRI with less pollutants and impurities and 2) installation of full production line with rotary kiln, fine filtering, reductive roasting and pressing technologies

✓ **RESULT: ADMG now applies advantages of rotary kiln technology as well as LNG to produce and deliver significant volumes (800,000 metric tons annual capacity) of DRI and iron concentrates with greater efficiency that meets heightened regulatory benchmarks.**





MAIN SUBSIDIARIES

- **$39 million invested since 2011 to build & upgrade DRI facilities – includes both hard & soft costs**

CHINA JINXIN

- Upgraded, high efficiency, iron ore processing, DRI, iron concentrate production facility
- 59 employees
- Located in Zhuolu County, Hebei Province, China
- 10km from cargo hub- Daqin Zhuolu Station

Customers include:

- Handan Steel Group (HSG) – 10-yr contract
- Xuangang Iron & Steel: 90-year old SOE
- Chenggang Iron & Steel: SOE
- Taiyuan (TISCO): Iron and steel giant, SOE

History

2006 - established with 3 mines
2008 - shut down due to environmental restrictions
2015 – began transition to DRI facility with coal to LNG conversion
Q1 2017 – launched and generating orders

CHINA HUAXIN

- Upgraded DRI production facility with transport advantage
- 50km to nearest port facility
- 72 employees
- Iron sands from New Zealand, Australia, Indonesia, Philippines
- Abundant LNG supply through Dagang Oilfields- ranked 6 of 21 onshore gas fields in China

Customers include:

- JiangSu YanCheng YunQiJia Trading- key reseller to SOEs
- Shougang Jingtang United Iron & Steel
- Nanjing Iron & Steel Group

History

2010 – established
2015 – began conversion from coal to LNG station systems
2016 – completed upgrade and resumed trial production from new DRI facilities
Q1 2017 - newly installed equipment testing and trial production
Q2 2017 - $5 million order, first since shutdown in 2015

Adamant DRI
Processing And Minerals Group

HUAXIN FACILITY




海兴华鑫矿业有限公司
成品车间压块机组


海兴华鑫矿业有限公司
蓄水池


海兴华鑫矿业有限公司
选矿车间


海兴华鑫矿业有限公司
成品车间包装机组


海兴华鑫矿业有限公司
回转窑区鸟瞰

JINXIN FACILITY

Adamant DRI
Processing And Minerals Group






综合治理







GROWTH OUTLOOK

COMPETITIVE FACTORS

Adamant DRI
Processing And Minerals Group

CHINA LANDSCAPE

- Hebei Province responsible for 1/4 China iron and steel output
- Iron ore mines classified by annual production capacity
- Chinese iron ore/processing sector highly fragmented- dominated by hundreds of smaller regional players
- Large-scale operators each have 2M+ tons annual production capacity
- Medium-scale miners and producers each yield between 600K to 2M tons annual production
- Smaller miners generate less than 600K tons annual production
- Majority of output from small to medium scale mines
- Minority produced by large scale SOE-owned miners
- In Hebei Province, there are over 2000 small to mid scale iron ore miners and processors- down considerably over 5 yrs
- Key producers in Hebei - SOEs Hebei Steel Group, Shougang Group, Hanxing Mining- 8 of 10 iron ore mines SOE-owned

ADMG COMPETITIVE EDGE

- ✓ DRI for methodology under-utilized
- ✓ China demand for DRI and iron concentrates exceeds capacity from large players boding well for efficiently run smaller operators
- ✓ Capex upgrades for DRI versus mining focus by many competitors
- ✓ Proximity to major cargo hubs and customers lowers transport costs, yields competitive gross and operating margins
- ✓ High grade iron ore inexpensively sourced locally as well as from Indonesia, New Zealand among others
- ✓ Natural gas from Dagang oilfields- China's largest natural gas reserves
- ✓ New economic zone megacity in Hebei Province creates "greater certainty on continuation of Chinese steel demand at high levels."
- ✓ China's "One Belt, One Road" initiative means more infrastructure and demand between China, Indonesia, India, Kenya, Mid-east etc.
- ✓ Bellwether Midrex ramping up DRI production- sees DRI as more attractive alternative to conventional iron feedstock due to lower capex and suitability to local resources
- ✓ DRI ideal for lower cost steel making and popular alternative using electric arc furnace

RECENT CUSTOMER WIN

Adamant DRI
Processing And Minerals Group

$5+ Million Purchase Order from Key Regional Steel Industry Supplier

- **JiangSu YanCheng YunQiJia Trading Co** is a leading processor and supplier of specialized steel to SOEs Nanjing Iron & Steel Group and Jiangyin Xingcheng Special Steel Works
- Huaxin facility to deliver minimum 25,000 tons of DRI (88%-92% iron content) at prices between 1,400-1,800 RMB/ton (approximately $209-$269/ton) in 2017
- Expected to contribute $5 million of $16-20 million guidance in 2017

Backlog >$5M

Pipeline >$12M

Includes HSG & prospective customers such as HBIS Group Xuansteel

GROWTH STRATEGY

Adamant DRI
Processing And Minerals Group

- ✓ Horizontal & vertical integration
- ✓ Leverage domestic supply & demand imbalance for high quality DRI / iron ore concentrate
- ✓ Focus on customers & operators in relative proximity to Huaxin and Jinxin facilities
- ✓ Acquire small to mid-sized mines, producers & operators
- ✓ **2-year goal:** Control 4 million tons of reserves & production capacity
- ✓ **5-year goal:** Control 15 million tons of reserves & production capacity

GROWTH STRATEGY – M&A

Adamant DRI
Processing And Minerals Group

Macro conditions driving consolidation remain ideal:

- ✓ Historical low interest rate environment
- ✓ Large, evolving & fragmented industry across Asia-Pac
- ✓ DRI is a growth sector
- ✓ Relatively low organic growth opportunities for numerous smaller participants
- ✓ Macro concerns abating
- ✓ Ability to purchase strong assets inexpensively & accretively
- ✓ Massive infrastructure spend & mandates

GOAL: close two acquisitions by 2Q 2018

Key Criteria:

1. Existing mining properties that may be undeveloped with established reserves
2. High grade, reasonable costs and margins with exploration potential
3. Valid land use rights and property ownership with no material legal risks
4. Contributes towards the overall sustainability of business and environment conditions
5. Finance acquisitions with operating cash flow and through the capital markets

Rationale:

- Controlling high grade iron ore mines is quickest and cheapest way to scale and synergize
- Will lower sourcing costs and cost of goods while creating more operating leverage due to proximity to major addressable markets and logistics
- China demand for DRI/iron concentrates will continue to exceed capacity of larger producers
- Hundreds of willing sellers across Hebei Province and adjacent territories
- Potentially adds $10-12 million to revenue in 2018

FINANCIAL PROJECTIONS

Adamant DRI
Processing And Minerals Group

Assumptions:

- Current backlog of $5 million
- Current pipeline of $12 million
- One new account per quarter beginning 3Q17
- Meaningful gross margin improvement y/y
- 200bp/yr operating margin improvement
- Modest operating expense leverage
- $2 million equity financing by 1Q18
- Two acquisitions by 2Q18
- Significant reduction in customer concentration

Production Targets:	Gross Revenue:
2017: 170-190,000 tons	$16-20 million
2018: 270-300,000 tons	$40-45 million
2019: 390-410,000 tons	$70-75 million
2020: 460-500,000 tons	$90-95 million

(mill) USD 12/31	2016A	2017E	2018E	2019E	2020E
Total Revenue	**0.6**	**19.0**	**45.0**	**70.0**	**90.0**
Cost of Sales	0.3	16.1	33.7	50.4	64.8
Gross Income	**0.3**	**2.9**	**11.3**	**19.6**	**25.2**
Gross Margin	-	15%	25%	28%	28%
Operating Expenses	4.4	3.5	8.6	12.6	14.9
Operating Income	**(4.1)**	**(0.6)**	**2.7**	**7.0**	**10.8**
Operating Margin	-	-	6.0%	10.0%	12.0%

- Source: Company Estimates & SEC filings
- PCAOB audits conducted by MJF Associates
- Historical statements furnished upon request

MANAGEMENT & CORPORATE STRUCTURE



Mr. Changkui Zhu – CEO & Director

- CEO since September 2011
- Provides industry, fiscal, strategic, operational leadership
- 1997 to 2009, Vice President of Shandong Dashan Mining Co., Ltd.
- Spearheaded geological research and evaluations of mining assets.
- 1991 to 1997, Superintendent at HeibeiJinding Mining Co., Ltd
- Discovered techniques and solutions that streamlines mining recovery while decreasing iron ore impurities
- 1986 graduate of Tianjin Second Institute of Light Industry with Mining degree



Mr. Zhengting Deng - CFO & Director

- CFO since 2011
- From 2007 to 2009 independent financial consultant
- Established internal control/accounting systems and organizational structures for various businesses
- 1995 to 2006, financial manager at Shenzhen Xindawei Printing Co., Ltd.
- 1987 graduate of Zhongnan University of Economics with Accounting degree

ADAMANT DRI PROCESSING & MINERALS GROUP

↓ 100%

China Real Fortune Mining Ltd. (BVI)

↓ 100%

Real Fortune Holdings Ltd. (HK)

↓ 100%

ZhangJiaKou TongDa Technologies Services, Co. Ltd.

↓ 100% → **Haixing Huaxin Mining Industry Co. (China Huaxin)**

↓ VIE Agreements → **Zhuolu Jinxin Mining Co. (China Jinxin)**

SUMMARY

Adamant DRI
Processing And Minerals Group

Regionally Well-positioned DRI Producer in China

- High growth story & turn-around situation participating in China's under-penetrated/fragmented DRI/iron concentrate segment of steel sector
- DRI benefits: lower operating/permitting costs, yields grade product with less impurities, lower emissions, greater flexibility
- 40 yr. historical DRI CAGR of 9%
- China's DRI/iron ore concentrate sectors growing 7% - steelmaking growing at 6% annually- world's fastest
- June 2017, received first substantial order of $5 million since relaunch
- Relaunched 1Q17 following 2-yr overhaul - coal to LNG conversion and implementation of rotary kiln technology
- Compliant with strict industry transforming environmental regulation
- Strong relationship with Dagang Oilfields-China's largest onshore gas field w/ proximity to major hubs for supply & delivery costs advantages
- 2017 revenue guidance of $16-20 million revenue- $40-45 million in 2018





THANK YOU